UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017 (November 30, 2017)

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2017, the Board of Directors of the SITO Mobile, Ltd. (the “Company”) approved a form of restricted stock unit award agreement for grants to non-employee directors under the Company’s 2017 Equity Incentive Plan. A copy of the form of award agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 30, 2017, the Company held a 2017 Special Meeting of Shareholders (the “Special Meeting”). A total of 21,950,460 shares of the Company’s common stock were entitled to vote as of October 3, 2017, the record date for the Special Meeting, of which 14,024,155 were present in person or by proxy at the Special Meeting. The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of six directors to serve on the Board of Directors until the 2018 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non-Votes
Brent Rosenthal	6,462,447	201,161	7,360,547
Steven Bornstein	6,648,082	15,526	7,360,547
Michael Durden	6,608,179	55,429	7,360,547
Itzhak Fisher	6,619,005	44,603	7,360,547
Thomas J. Pallack	6,618,805	44,803	7,360,547
Karen Seminara Patton	6,648,203	15,405	7,360,547

PROPOSAL 2:

Ratification of the approval of an amendment to the Company’s By-Laws to allow for participation in stockholder meetings by means of remote communication.

For	Against	Abstentions
13,270,226	748,934	4,995

PROPOSAL 3:

Approval of the Company’s 2017 Equity Incentive Plan, as a successor to the Company’s 2008 Stock Option Plan.

For	Against	Abstentions	Broker Non-Votes
5,942,916	647,003	73,689	7,360,547

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Director RSU Agreement

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: December 1, 2017	/s/ Mark Del Priore
Name: Mark Del Priore
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Director RSU Agreement